VOXX International Corporation Annual Meeting

Exhibit 99.1

Conference Title: VOXX International Corporation Annual Meeting

Date: 26/07/2022

Glenn Wiener: Good morning, and welcome to the 2022 Annual Shareholders Meeting of VOXX International Corporation. I am Glenn Wiener, President of GW Communications, and it is my pleasure to welcome you here today for this meeting. VOXX is excited to be hosting its virtual meeting, which allows the company to be more inclusive and reach a greater number of our shareholders. We have shareholders attending via the web portal and the 800 number that we have provided. As is our custom, we will conduct a business portion of our meeting first and answer questions at the end of the meeting. When submitting questions, please provide your name and shareholdings. Though we may not be able to answer every question, we will do our best to provide a response to as many as possible and will address any unanswered questions on our corporate website shortly after the meeting. In keeping with the digital approach to this year's meeting, it is now shortly after 10:00 AM Eastern Standard Time on July 21st, and this meeting is officially called to order.

Now I would like to introduce the members of VOXX's Board of Directors, Peter A. Lesser, past President of X-10 USA Inc., Denise Waund Gibson, co-founder and chair of Ice Mobility, John Adamovich, Jr former Chief Financial Officer of Aeroflex Holding Corp, Patrick M. Lavelle, President and CEO of VOXX International Corp, Charles M Stoehr, Senior Vice President and Chief Financial Officer of VOXX International Corporation, Ari M. Shalam, Managing Partner of RW and Real Estate Partners, LLC. Co-vice Chairman of the Board of VOXX, Beat Kahli, CEO of Avalon Park Group holding AG for Vice Chairman of the Board of VOXX, and the last nominee for director is John J. Shalam, chairman of the Board of VOXX. We are also joined here today by Mr. Jeffrey Gilman of Grant Thornton, our independent auditors. He will be available during the question and answer session after the meeting to respond to appropriate questions.

Finally, the company has appointed Christine Bennett and Larry Kanavas as judges of election for the meeting. Ms. Bennett and Mr. Kanavas are with us today and will be taking the oath of office earlier today. After the formal meeting has been adjourned, we will provide time for general questions. Only validated shareholders may ask questions in the designated field on the web portal. Out of consideration for others, please limit yourself to one question.

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Please note that this meeting is being recorded. However, no one attending via the webcast or telephone is permitted to use any audio recording device. The Board of directors fixed May 26, 2022, as a record date for determining shareholders' entitled to vote at this meeting. An affidavit has been delivered attesting to the fact that a notice and access notice to the proxy statement and the 2021 10-K wrap were mailed on or about June 7th, 2022 to all shareholders as of the record date and will be incorporated into the minutes of this meeting.

The shareholder list shows that as of the record date, there were 21,675,966 shares of Class A common stock outstanding and entitled to vote at this meeting, and 2,260,954 shares of Class B common stock outstanding entitled to vote at this meeting. As you may know, each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. The Class A shareholders voting as a class have the right to elect 25% of the members of the board of directors. The Class A and Class B shareholders voting as a single class shall be entitled to elect the remaining directors and vote for all other matters properly presented to the meeting.

We were informed by the judges of election that there are represented in person or by proxy, shares of common stock representing 21,614,629 shares of Class A common stock and 2,260,954 shares of Class B common stock. This represents more than a majority of the voting power of all issues and outstanding stock entitled to vote on the record date, the quorum is present for the purposes of transacting business.

Now I'll present the matters to be voted upon. Please note that we will give shareholders an opportunity to comment on the proposals themselves after all proposals have been presented. Proposal one is the election of directors. The current board nominated Peter A, Lesser, Denise Waund Gibson, John Adamovich, Jr., John J. Shalam, Patrick M. Lavelle, Charles M Stoehr, Ari M. Shalam, and Beat Kahli, for election as directors to hold office until the 2023 annual meeting of shareholders or until their successors are duly elected and qualified.

Proposal two is a ratification of the appointment of Grant Thornton LLP as the company's independent registered public accounting firm for the fiscal year ending February 28, 2023. If any shareholder would like to make a comment regarding any of the proposals, please submit your comment through the web portal. It is now 10:05 AM Eastern on July 21, 2022, and the polls are now open. Any shareholder who has not yet voted or wishes to change their vote may do so on the voting button on the Web portal and following the instructions there. Shareholders who have sent in proxies or voted via telephone or internet and do not want to change their vote, do not need to take any further action.

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Now that everyone has had the opportunity to vote, I now declare the polls for the 2022 VOXX International Corporation Annual Shareholder meeting closed at 10:06 AM Eastern Time on July 21, 2022. We have been informed by the judges of election the preliminary vote report shows the nominees for election to the board have been duly elected and the appointment of Grant Thornton as the company's independent registered public accounting firm for the fiscal year ending February 28, 2023, has been ratified. There being no further business to come before the meeting, the 2022 annual meeting of shareholders of VOXX International Corporation is now adjourned. Now at this time, I would like to turn the meeting over to our chairman, John Shalam.

John Shalam: Thank you, Glenn, and I would like to welcome all of you to our Fiscal 2022 Annual Meeting of Stockholders. As chairman historically have provided remarks about our prior fiscal year and the opportunities ahead for VOXX this year. Given the appointments of Ari Shalam and Beat Kahli as Co-vice chairs and as Beat spoke to our shareholders at the last annual meeting, I thought it would be appropriate to have my son, Ari, address our shareholders. Before I turn the meeting over to him, however, I would like to congratulate our directors on their election. Congratulate Grant Thornton on their appointment as our auditors and thank every single VOXX employee for their ongoing commitment to the company, to our customers, and to our shareholders.

We are living in challenging times with COVID-19, the Russia-Ukraine war, a looming recession here in the US and in many countries throughout the world, and ongoing global supply chain issues. It's been a tough year, and unfortunately, these conditions are likely to persist, but in spite of these conditions, VOXX continues to build a very strong foundation with a lot of new business awarded, and I believe significantly more is coming. Our outlook is very promising and as we start capitalizing on many of these opportunities, we expect our results will improve and our shareholders will be rewarded. It is with great pleasure that I'll now turn the meeting over to my son and our new vice chairman, Ari Shalam.

Ari Shalam: Thank you, and good morning, everybody. First, let me say that it is an honor and a privilege to address our shareholders today. It has been quite a journey for our company since the days when I used to rummage around the new product sample rooms back in the 1970s, where was selling mobile phones out in Asia in the 1990s. Nonetheless, it is interesting that as I reviewed our commentary from the last annual meeting of shareholders roughly a year ago today, we talked about a better global environment and things starting to loosen up. On the one hand, yes, things did and continue to loosen up with respect to COVID. People are going out, traveling again, and working at the office. It's been refreshing to see this and while cases are spiking again, both here

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and abroad, we're all hoping that the measures in place to combat COVID will be effective and enable the world to continue to function in a more normalized manner.

On the other hand, and with respect to the global environment, challenges persist. The global supply chain has improved, yet chip scarcity remains a major constraint, not just for VOXX and our peers, but on a worldwide scale. The global economy is not very much better given inflation, rising fuel prices, conflict in Ukraine, and domestic partisanship. It's likely to be a bumpy road near term and I think most, if not all, companies share this view, but at VOXX, we've proven for over six decades that we can manage through challenges and inevitably emerge stronger than where we began. That's what today is about, what we continue to do at VOXX to grow stronger.

Roughly three years ago, we embarked on a transition plan, implementing a strategy to improve our foundation, to focus on the categories where we have strong brands, customers, partners, and opportunities, to reduce costs, and to grow more profitably and consistently. We consolidated some of our global operations, sold real estate, exited older, more mature product categories, and shifted resources to focus on innovation and differentiation. We also set out to further broaden our customer base, given the strength of our product portfolio, and to capitalize on our brand diversification. If you use fiscal 2020 as a baseline, when we delivered approximately 395 million in revenue and just under five million in adjusted EBITDA, you'll see this strategy has paid off. Though I still believe we have yet to realize our full potential, especially with the headwinds we've encountered since that time.

Look at the numbers VOXX has generated. Revenue of $395 million in fiscal 2020 grew to over $563 million in fiscal 2021 and to over $635 million in the past fiscal year. Adjusted EBITDA of $4.9 million in fiscal 2020 grew to over $47 million in fiscal 2021 and was $39.3 million in fiscal 2022. While adjusted EBITDA was lower this past fiscal year, we had to absorb significant extra costs related to supply chain disruptions and other professional fees, but the VOXX story goes beyond numbers. It's also about the future and what we're building. As board members, we are laser-focused on working with the team to deliver strong results year in and year out. At the same time, our mission is to help guide conversations and strategy to ensure results are sustainable and that VOXX is correctly positioned in both robust markets and recessionary down cycles. That's why we have always tried to maintain a strong balance sheet. The strategy allowing us to drive internal growth and profitability while giving us the flexibility to leverage our strength to opportunistic acquisitions.

With our resources and financial flexibility, we have executed a number of transactions throughout the years that enabled us to grow, strengthen our business and competitive position and reinvent

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VOXX as late-stage business lines mature and technology involves. This has been and will continue to be a core element of our long-term strategy and I believe one of the biggest strengths of VOXX. Some recent highlights as examples. In fiscal 2021, one such strategic move was the acquisition of directed[?]. In purchasing their assets, we strengthen our aftermarket vehicle, remote start, and security business by eliminating our number one competitor and establishing clear-cut market leadership. The acquisition also strengthened our aftermarket distribution and customer base by giving us control of nine out of the top 10 brands in this category. We paid $11 million for the business. It generated over $60 million in sales last fiscal year, a level higher than when we acquired them contributing to our bottom line. This acquisition essentially paid for itself merely through the sale of inventory we acquired at the time of closing.

Another strategic acquisition in fiscal 2021 was VSM. Acquired for $16.5 million, VSM provides us entry into the heavy-duty truck manufacturing OEM business with new product categories and complementary aftermarket products. Since acquisition, we have grown VSM adding a number of new OEM customers and opening up opportunities for additional expansion in the future, all while optimizing its manufacturing process to improve efficiencies and grow margins.

Our most recent acquisition during fiscal 2022 was the purchase of Onkyo, which will be a game changer for our company. As many of you know, we were distributing Onkyo Integra Pioneer and Pioneer Elite Brands to our 11 trading company subsidiary established in fiscal 2021. In September of last year, we acquired the AV business of Onkyo Home Entertainment Corporation through a joint venture with Sharp, our manufacturer in JV partner. We paid slightly over $37 million for this transaction and in fiscal 2022 generated close to $60 million in revenue, up over $34 million from the prior year.

Pat has talked about Onkyo's historical business and what transpired prior to acquisition. That business that just a few years ago did over $200 million in worldwide sales and at one point was over $400 million. Because of their financial issues, the business declined despite demand always being present. Since the acquisition, we've been working with Sharp to ramp up production and with our supply chain partners to secure additional inventory.

As we move into the second half of fiscal 2023, we expect to see significant increases in production, revenue, and profitability. It is our belief that over the next two years or so we can meet customer demand, expand beyond North America and Australia into other geographic regions worldwide, and achieve $200 plus million in sales while correspondingly driving bottom-line performance. With Klipsch, Jamo, Mirage, Magnat, Onkyo, Integra, Pioneer, Pioneer Elite, and other brands we distribute through 11 Trading Company, including Teac & Esoteric, we have one of the strongest

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premium audio product portfolios in the business and significant additional opportunities for expansion.

Another big driver of our long-term optimism is our automotive group. I just talked about the impact directed and VSM have had on our business. The real driver of growth which builds upon our strong market position is rear-seat entertainment. VOXX has been number one in this category for the better part of the past two decades. We do a lot of business with many of the world's largest OEMs as well as in the aftermarket. A few years ago, we entered into a relationship with Amazon to develop rear seat entertainment systems with Amazon's Fire TV. Demand was staggering when these products were introduced and it has not waned since. We expanded our relationship with Ford and Nissan and entered into new agreements for Stellantis. Contract awards from just these three OEMs alone represents over 630 million in new business, with the bulk of that revenue still to come. These significant wins have allowed us to expand discussions with them regarding other vehicles and programs, while also opening the door into other OEMs.

We have also been developing new products and technologies for OEMs and our vehicle security segment. As I alluded to before, we are securing new heavy duty truck business and most recently won new awards with Oshkosh Defense to modernize the US Postal Service's next-generation fleets. VSM Business Security and other OEM business and the latest Oshkosh contract collectively represent more than 120 million new awards, with approximately 100 million remaining on the Oshkosh Award alone over the lifetime of that 10-year contract.

I can go on about additional opportunities and also highlight some of the great things happening at EyeLock, which gives us confidence that our biometrics segment will begin contributing more to the financial health of our company in the years ahead, but in the interest of time, I'd like to just provide a few key strategic takeaways for what we are doing. Number one, we are focused on what we do well, that's apparent when you look at the expansion of our premium audio business with Klipsch and the addition of Onkyo and other brands, as well as the addition of directed and VSM to our strong OEM capabilities in Rear Seat Entertainment.

Number two, we are leveraging the strength of our distribution and logistics capabilities by adding brands to be sold through 11 Trading Company as well as third-party brands, we can extend into the aftermarket for automotive and retail channels. Number three, we continue to strategically invest in R&D for new OEM products, new OEM programs, new premium audio products, and embedded biometric solutions. Number four, we are constantly evaluating potential acquisition opportunities in channels we know that can leverage material operational synergies created by our industry-leading shared service group. That's not to say we're going to rush out there and do an

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acquisition just for the sake of growth alone. We have always taken a cautious and prudent approach towards our M&A activity, carefully maintaining resources to action, attractive opportunities as they materialize.

If you look back at history, you'll see that during times of market weakness, many strong companies and brands have become available to VOXX at more attractive valuation levels. These value drivers are the key to our success. The management team and board can certainly address any business-related questions momentarily. Before concluding, I'd like to take a moment to congratulate my friend and colleague, Beat Kahli, on his appointment as Co-vice chairman alongside me. While it wouldn't have been my place to speak for everybody, I can say that on behalf of my entire family, we thank you for your support and your sound guidance you have provided since becoming a director. The counsel and wisdom are very much appreciated, as is your continued investment in VOXX. It is clear that you share the same passion and goals as our family, fellow shareholders, employees, and other stakeholders, and I, for one, look forward to continuing to work with you alongside the rest of the board and our management team to maximize shareholder value.

I'd also like to thank all VOXX employees around the world for their tireless efforts and contributions. We could not have persevered for over 60 years without you, and I, for one, am grateful for all that you do. In closing, despite macroeconomic headwinds across the global environment, we are excited for the next chapter in our corporate evolution and firmly believe VOXX is well positioned for great things to come in the years ahead. On behalf of the entire board, we are confident in our team, in our ability to succeed, and in our future prospects. Thank you. This concludes our formal remarks and we can now open the meeting for questions. Again, thank you for your support.

Glenn Wiener: If anyone has any questions, please put them through on the portal. It appears as if we have no questions. With that, I would like to congratulate the board at Grant Thornton. Well done, Ari and John, and this concludes the annual meeting and we appreciate all of our shareholders' support. Thank you.

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